- - --------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   -----------

                                 FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                           MAY 8, 1996 (MAY 8, 1996)
               (Date of Report (date of earliest event reported)

                                HFS INCORPORATED
             (Exact name of Registrant as specified in its charter)


       DELAWARE                       1-11402                     22-3059335
(State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
of incorporation or organization                          Identification Number)

   339 JEFFERSON ROAD
PARSIPPANY, NEW JERSEY                                                 07054
(Address of principal executive offices)                            (Zip Code)



                                 (201) 428-9700
              (Registrant's telephone number, including area code)


                                      NONE
      (Former name, former address and former fiscal year, if applicable)


- - ------------------------------------------------------------------------------





ITEM 5.  OTHER EVENTS

        On May 2, 1996, HFS Incorporated (the "Registrant") entered into an agreement to acquire by merger (the "Merger") Coldwell Banker Corporation ("Coldwell Banker"), the largest gross revenue producing residential real estate company in North America and a leading provider of corporate relocation services. The Registrant has agreed to pay $640 million in cash for all of the outstanding capital stock of Coldwell Banker and intends to repay approximately $100 million of indebtedness of Coldwell Banker. While completion of this transaction is not assured, the Registrant expects that the transaction will be completed on or about May 31, 1996.

        Coldwell Banker provides franchises to real estate brokerage offices and provides corporate relocation services and real estate brokerage services throughout the United States, Canada and Puerto Rico. Coldwell Banker is the third largest real estate brokerage franchisor in the United States having approximately 2,164 franchised offices and currently owns and operates 318 offices in the United States, Canada and Puerto Rico as of March 31, 1996. The Registrant estimates that Coldwell Banker is the second largest provider of corporate employee relocation services in the United States based on the number of transferred employees assisted.

        Certain audited consolidated financial statements of Coldwell Banker and its subsidiaries as well as certain pro forma financial information with respect to the Merger are included in the Exhibits hereto.

        The Current Report on Form 8-K is being filed by the Registrant for purposes of incorporating by reference the exhibits listed in Item 7 hereof in the Registrant's effective Registration Statements currently on file with the Commission.

ITEM 7.  EXHIBITS

Exhibit
  No.      Description
- - -------    -----------
23.1       Consent of Coopers & Lybrand L.L.P.
23.2       Consent of Deloitte & Touche LLP
99.1 The audited consolidated financial statements of Coldwell Banker Corporation and subsidiaries as of and for the years ended December 31, 1995 and 1994, the three months ended December 31, 1993 and the nine months ended September 30, 1993.
99.2       Pro forma financial information of HFS Incorporated.






                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HFS INCORPORATED



                                                BY: /s/ James E. Buckman
                                                   ---------------------------
                                                      James E. Buckman
                                                      Executive Vice President
                                                      and General Counsel


Date: May 7, 1996






                                HFS INCORPORATED
                           CURRENT REPORT ON FORM 8-K
                     REPORT DATED MAY 8, 1996 (MAY 8, 1996)

                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION                                          PAGE NO.
- - -----------     -----------                                          --------
23.1            Consent of Coopers & Lybrand L.L.P.
23.2            Consent of Deloitte & Touche LLP
99.1            The audited consolidated financial statements of
                Coldwell Banker Corporation and subsidiaries as of and for the years ended December 31, 1995 and 1994, the three months ended December 31, 1993 and the nine months ended September 30, 1993.
99.2            Pro forma financial information of HFS Incorporated.